Rule 497(e)

Registration Nos. 333-207937 and 811-23108

Amplify ETF Trust
(the “Trust”)

Amplify YieldShares CWP Dividend & Option Income ETF

(the “Fund”)

October 12, 2018

Supplement To the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information
Each Dated March 1, 2018

On October 4, 2018, the Board of Trustees of the Trust (the “Board”) approved a Fee Waiver/Expense Reimbursement Agreement between the Trust, on behalf of the Fund, and Amplify Investments LLC (the “Adviser”), as investment adviser of the Fund, whereby Amplify Investments LLC has agreed to reduce its management fee by 0.46% and effectively reimburse any acquired fund fees incurred by the Fund in an amount that limits the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, and other extraordinary expenses) to not more than 0.49% of the daily net assets of the Fund until October 22, 2019. Accordingly, notwithstanding anything to the contrary in the Fund’s prospectus or statement of information, as of October 22, 2018 the prospectus and statement of additional information are revised in the manner set forth below.

1.       Prospectus – Fees and Expenses

The disclosure set forth in the section entitled “Fees and Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.96%
Expense Waiver/Reimbursement	0.47%
Total Annual Fund Operating Expenses After Waiver/Reimbursement (1)	0.49%

(1)	Pursuant to an agreement with the Fund, Amplify Investments LLC has agreed to reduce its management fee by 0.46% and effectively reimburse any acquired fund fees incurred by the Fund in an amount that limits the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, and other extraordinary expenses) to not more than 0.49% of the daily net assets of the Fund until October 22, 2019.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$50	$259	$485	$1,135

2.       Prospectus – Management of the Fund

The disclosure set forth below is inserted as the 14th paragraph of the section entitled “Management of the Fund.”

Pursuant to an agreement with the Fund, the Adviser has agreed to reduce its management fee by 0.46% and effectively reimburse any acquired fund fees incurred by the Fund in an amount that limits the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, and other extraordinary expenses) to not more than 0.49% of the daily net assets of the Fund until October 22, 2019. The Adviser may also terminate the agreement at the end of the term upon 60 days’ written notice to the Fund.

3.       Statement of Additional Information – Management of the Fund

The disclosure set forth below is inserted as the third paragraph of the subsection entitled “Management of the Fund – Investment Adviser”:

The Adviser has entered into a Fee Waiver Agreement with the Fund under which it has agreed to waive or reduce the Fund’s management fee and/or reimburse expenses of the Fund in an amount that limits the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, and other extraordinary expenses) to not more than 0.49% of the daily net assets of the Fund, until October 22, 2019. The Adviser may also terminate the agreement at the end of the term upon 60 days’ written notice to the Fund.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE